Filed pursuant to Rule 497(e)

File Nos. 333-174627 and 811-22564

GMO SERIES TRUST

Supplement dated July 31, 2020 to the

GMO Series Trust Prospectus dated June 30, 2020

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), the investment adviser of each series of GMO Series Trust (the “Trust”) listed in the table below (each, an “Selling Fund”), has recommended, and the Trust’s Board of Trustees (the “Board”), on behalf of each Selling Fund, has approved and recommended that shareholders approve, a proposed reorganization of each Selling Fund with and into the corresponding series of GMO Trust in which the Selling Fund invests substantially all of its assets (each, an “Acquiring Fund”), which is listed opposite the Selling Fund in the table below.

Series of GMO Series Trust (Selling Fund)	Series of GMO Trust (Acquiring Fund)
GMO Benchmark-Free Allocation Series Fund	GMO Benchmark-Free Allocation Fund
GMO Climate Change Series Fund	GMO Climate Change Fund
GMO Emerging Domestic Opportunities Series Fund	GMO Emerging Domestic Opportunities Fund
GMO Emerging Markets Series Fund	GMO Emerging Markets Fund
GMO Global Asset Allocation Series Fund	GMO Global Asset Allocation Fund
GMO International Developed Equity Allocation Series Fund	GMO International Developed Equity Allocation Fund
GMO International Equity Allocation Series Fund	GMO International Equity Allocation Fund
GMO Quality Series Fund	GMO Quality Fund
GMO Resources Series Fund	GMO Resources Fund

GMO and the Board believe that the proposed reorganizations are in the best interests of each Selling Fund and its shareholders. Completion of each reorganization is contingent upon a number of conditions, including approval of the shareholders of the applicable Selling Fund. The Board will call a special meeting of shareholders for each Selling Fund to consider approving the proposed reorganization. It is currently anticipated that a proxy statement/prospectus describing the terms of, and soliciting shareholder votes to approve, the proposed reorganizations will be distributed in September 2020 to each Selling Fund’s shareholders as of the record date set for that Fund’s meeting of shareholders, and that meetings of shareholders to consider the reorganizations will be held in November 2020. If shareholders of a given Selling Fund do not approve the associated reorganization, then the reorganization for that Selling Fund will not proceed. None of the proposed reorganizations is contingent upon any other proposed reorganization.

Each proposed reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Additionally, Selling Fund shareholders will not pay any sales charges, purchase premiums, or redemption fees as a result of the proposed reorganizations, and all expenses incurred by the Selling Funds and Acquiring Funds in connection with the reorganization, including expenses related to legal, audit, proxy solicitation, accounting, and tax services, will be borne by GMO. More information about each Acquiring Fund and the definitive terms of each of the proposed reorganizations will be included in the proxy statement/prospectus relating to the proposed reorganizations.

At any time before the close of the proposed reorganizations, shareholders may redeem a Selling Fund’s shares as described in the Selling Funds’ prospectus dated June 30, 2020. Such redemptions may be taxable transactions.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund or Selling Fund, nor is it a solicitation of any proxy. For important information regarding the proposed reorganizations, or to receive a free copy of the proxy statement/prospectus relating to the proposed reorganizations, once it is available, please call the proxy solicitor or visit its website. The telephone number and website for the proxy solicitor may be obtained, when available, by visiting www.gmo.com. The proxy statement/prospectus relating to the proposed reorganization will also be available free of charge on the Securities and Exchange Commission’s web site (http://www.sec.gov). Please read the proxy statement/prospectus carefully before making any decision to invest or when considering a reorganization proposal.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed pursuant to Rule 497(e)

File Nos. 333-174627 and 811-22564

GMO SERIES TRUST

Supplement dated July 31, 2020 to the GMO Series Trust
Statement of Additional Information dated June 30, 2020

The sub-section beginning on page 88 of the GMO Series Trust Statement of Additional Information dated June 30, 2020 (“SAI”) captioned “Emerging Domestic Opportunities Fund” in the section captioned “Investment Guidelines” is replaced with the following:

(1) The Institutional Fund will not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or options transactions is not considered the purchase of a security on margin.)

(2) The Institutional Fund will not purchase or sell commodities or commodity contracts, except that the Institutional Fund may purchase and sell financial futures contracts and options thereon.

For purposes of this guideline, swap contracts on financial instruments or rates are not considered to be commodities or commodity contracts.

(3) The Institutional Fund will not invest in securities classified as being in any one country in an amount that exceeds the greater of the following, each representing a percentage of the Institutional Fund’s net assets: (a) 30%; or (b) 15% more than the country’s weighting percentage within MSCI Emerging Markets Index. As an example, if the MSCI Emerging Markets Index’s country weight for China is 29%, the Institutional Fund will not invest more than 44% of its net assets in securities classified as being in China. For purposes of this guideline, a security’s country classification will be based on generally accepted industry standards, including but not limited to the issuer’s country of incorporation, primary listing or domicile, or other factors GMO believes to be relevant. For the avoidance of doubt, China A-Shares are classified as investments in China for purposes of this guideline.

(4) Excluding investments made for the purpose of equitizing cash (e.g., exchange-traded funds) or serving as cash substitutes (e.g., money market funds and GMO U.S. Treasury Fund), the Institutional Fund will not invest more than 10% of its net assets in pooled investment vehicles.

(5) The Institutional Fund will not invest more than the 20% of its net assets in securities classified as being in frontier market countries. Country classification will be based on generally accepted industry standards including, but not limited to, the issuer’s country of incorporation, primary listing, domicile and/or other factors GMO believes to be relevant.

For purposes of this guideline, frontier market countries are countries that are not included in the MSCI All Country World Index.

(6) Except for limited periods surrounding inflows and outflows, the Institutional Fund will not hold more than 10% of its net assets in cash, cash equivalents or cash substitutes (e.g., shares of money market funds or shares of U.S. Treasury Fund).

(7) The Institutional Fund will not invest more than 25% of its net assets in any one industry.

(8) The Institutional Fund will typically invest in at least fifty (50) different issuers.